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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date  of Report (Date of earliest event reported):  June  15, 1994



                           BANK OF BOSTON CORPORATION
             (Exact name of registrant as specified in its charter)




Massachusetts                   1-6522             04-2471221
(State or other jurisdiction    (Commission        (IRS Employer
 of incorporation)               File Number)       Identification No.)



100 Federal Street, Boston, Massachusetts                 02110
(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code:   (617)  434-2200


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Item 5.  Other Events.

Bank of Boston Corporation ("the Corporation") has filed a shelf registration statement on Form S-3 (Registration No. 33-52571) (the "Registration Statement") pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), covering one or more proposed issuances of up to $1,500,000,000 in aggregate initial offering price of (i) debt securities and warrants to purchase debt securities, (ii) shares of preferred stock, which may be issued in the form of depositary shares evidenced by depositary receipts, and warrants to purchase shares of preferred stock and (iii) shares of common stock and warrants to purchase shares of common stock. The Registration Statement, as amended by Amendment No. 1 thereto, was declared effective by the Securities and Exchange Commission (the "Commission") on March 18, 1994. On June 16, 1994, the Corporation filed a Prospectus Supplement, dated June 15, 1994, with the Commission pursuant to Rule 424(b)(2) under the Act in connection with the underwritten public offering by the Corporation of $100,000,000 of the Corporation's Floating Rate Notes Due June 1996 (the "Notes"). By filing this Current Report on Form 8-K, the Corporation is incorporating by reference into the above-referenced Registration Statement the information contained herein relating to the Notes.


Item 7.  Financial Statements and Exhibits.

(c)  Exhibits

 1 Terms Agreement, dated June 15, 1994, among the Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated,
        Donaldson, Lufkin & Jenrette Securities Corporation and
        Goldman, Sachs & Co., relating to the Notes.

 4      Global certificate representing the Notes.

12(a)   Computation of the Corporation's Consolidated Ratio of
        Earnings to Fixed Charges (excluding interest on deposits).

12(b)   Computation of the Corporation's Consolidated Ratio of
        Earnings to Fixed Charges (including interest on deposits).

12(c)   Computation of the Corporation's Consolidated Ratio of
        Earnings to Combined Fixed Charges and Preferred Stock
        Dividend Requirements (excluding interest on deposits).

12(d)   Computation of the Corporation's Consolidated Ratio of
        Earnings to Combined Fixed Charges and Preferred Stock
        Dividend Requirements (including interest on deposits).
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              BANK OF BOSTON CORPORATION


Dated:  June 20, 1994         /s/  JANICE B. LIVA
                              --------------------------------------------
                              Janice B. Liva
                              Assistant General Counsel
                                and Assistant Clerk